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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 2001
                                                         ----------------


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-22664                     75-2504748
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


   4510 LAMESA HIGHWAY, SNYDER, TEXAS                               79549
(Address of principal executive offices)                           Zip Code

                                  915-573-1104
              (Registrant's telephone number, including area code)

                                    No Change
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

        On February 4, 2001, Patterson Energy, Inc. entered into an Agreement and Plan of Merger (the "Agreement") with UTI Energy, Inc. The Agreement is filed as an Exhibit to this Current Report on Form 8-K and contents of such Exhibit are included herein by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        2       EXHIBITS

                10.1      Agreement and Plan of Merger dated February 4, 2001.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATTERSON ENERGY, INC.



Date: February 4, 2001                  By: /s/ CLOYCE A. TALBOTT
                                           -----------------------------------
                                           Cloyce A. Talbott
                                           Chairman and Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT
  NO.        DESCRIPTION
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
 10.1        Agreement and Plan of Merger dated February 4, 2001.